UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 11, 2012

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement

Nut Processing Agreement

On July 11, 2012, ML Macadamia Orchards, L. P. entered into a nut processing agreement with Buderim Macadamias of Hawaii, LLC, dba MacFarms of Hawaii (“MacFarms”) to process between 1.5 and 7.0 million pounds of wet-in-shell nuts (“WIS”) into kernel for the Partnership during 2013.  The WIS nuts will be available since a nut purchase contract with Mauna Loa Macadamia Nut Corporation covering a portion of the production of the Partnership terminates on December 31, 2012 and therefore the Partnership is no longer required to sell those nuts to Mauna Loa.  Under the agreement with MacFarms, the Partnership will pay MacFarms a processing fee of $1.30 per kernel pound for the first 300,000 pounds of kernel produced and $1.20 per kernel pound for all additional pounds of kernel produced. WIS nuts that are processed into kernel by MacFarms can be used by the Partnership to pursue its strategy of vertical integration. The agreement can be terminated by either party in the event there is a sale of either the Partnership or MacFarms.

Amendment to Credit Agreement

On July 12, 2012, the Partnership signed an amended credit agreement with American Ag Credit, PCA, its primary lender, extending the maturity date of its current $5.0 million revolving credit facility until May 1, 2014.  All other terms and conditions of the revolving credit facility and the term loan under such credit agreement and well as the collateral securing the indebtedness remain unchanged.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Partnership executed an amendment to its credit agreement extending the maturity date of its revolving credit facility, as disclosed in Item 101, above.

Item 8.01              Other Events

The Partnership filed a Form S-1 Registration Statement with the United States Securities and Exchange Commission on April 4, 2012, seeking to register securities in connection with a proposed rights offering. The Partnership has decided not to pursue a rights offering at this time and has withdrawn this Registration Statement. However, in the future, if it believes such an offering is in the best interests of the Partnership, the Board of Directors of the General Partner could reconsider such course of action.

Item 9.01  Exhibits

Exhibit 10.91                       Fifth Amendment to Revolving Loan Promissory Note

Exhibit 10.92                       Second Amendment to Fourth Amended and Restated Credit Agreement

Exhibit 10.93                       Macadamia Nut Processing Agreement between MacFarms and ML Macadamia Orchards, L.P.

Exhibit 99.1                              Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date: July 17, 2012

	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer